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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   May 12, 1999



                             THE WISER OIL COMPANY
             (Exact name of registrant as specified in is charter)




   Delaware                     0-5426                         55-0522128
(State or other               (Commission                    (IRS Employer
jurisdiction                  File Number)                 Identification No.)
of incorporation)

                         8115 Preston Road, Suite 400
                              Dallas, Texas 75225
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (214) 265-0080



                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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                             THE WISER OIL COMPANY
                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         On April 12, 1999, the Company entered into a Purchase and Sale Agreement with Columbia Natural Resources to sell all of the Company's oil and gas properties in Kentucky, Tennessee and West Virginia (the "Appalachia Properties") for approximately $28 million effective as of April 1, 1999. The sale closed on May 12, 1999. The oil and gas properties comprising the Appalachia Properties represented approximately 15% of the Company's total proved oil and gas reserves at December 31, 1998. The sales proceeds were used to reduce the outstanding balance under the Company's credit agreement with a group of banks which provided for the issuance of letters of credit and revolving credit loans to the Company (the "Credit Agreement") to approximately $11 million and for general corporate purposes.

         On April 13, 1999, the Company entered into a Purchase and Sale Agreement with Prince Minerals, Ltd. to sell certain producing and non-producing mineral interests ( the "Mineral Properties") for approximately $10 million effective as of April 1, 1999. The sale closed on April 21, 1999. The producing portion of the oil and gas properties comprising the Mineral Properties represented approximately 2% of the Company's total proved oil and gas reserves at December 31, 1998. The sales proceeds, together with the sales proceeds from the Appalachia Properties, were used to reduce the outstanding balance under the Credit Agreement to approximately $11 million.

         On May 10, 1999, the Company entered into a Restated Credit Agreement with Bank One, Texas, N.A. (the "Bank One Revolver"). The Company borrowed $11 million under the Bank One Revolver and repaid in full the outstanding balance of $11 million under the Credit Agreement and the Credit Agreement was terminated. Also in May 1999, the Company used the proceeds from the sale of oil and gas properties to reduce the BankOne Revolver balance to $0.5 million.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

                                       2
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         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (b)  Pro forma financial information (unaudited)

              Unaudited Pro Forma Condensed Consolidated Statement of Income for
                 the year ended December 31, 1998

              Unaudited Condensed Consolidated Balance Sheet as of December 31,
                 1998

              Notes to Unaudited Pro Forma Condensed Financial Statements for
                 the year ended December 31, 1998

         (c)   Exhibits

               10.1 Purchase and Sale Agreement dated April 12, 1999 and effective as of April 1, 1999 between the Company and Columbia Natural Resources (incorporated by reference from Exhibit 10.3a of the Company's Form 10-K filed for the year ended December 31, 1998)

                *99    Pro Forma Financial Information (Unaudited)


         ------------
         *  filed herewith


Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.

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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              THE WISER OIL COMPANY



Date:  March 20, 2000         By: /s/ Lawrence J. Finn
                                  ------------------------
                                  Lawrence J. Finn
                                  Vice President Finance


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                               INDEX TO EXHIBITS



   Item
   Number                                Exhibit
   ------                                -------

    10.1 Purchase and Sale Agreement dated April 12, 1999 and effective as of April 1, 1999 between the Company and Columbia Natural Resources (incorporated herein by reference from Exhibit 10.3a of the Company's Form 10-K filed for the year ended December 31,
               1998)

     *99       Pro Forma Financial Information (Unaudited)


               --------------
               *  filed herewith